ORCHID ISLAND CAPITAL ANNOUNCES
ESTIMATED THIRD QUARTER 2022 RESULTS,

OCTOBER 2022 MONTHLY DIVIDEND, INCREASE IN STOCK REPURCHASE
PROGRAM AUTHORIZATION AND
SEPTEMBER 30, 2022 RMBS PORTFOLIO CHARACTERISTICS
●
October 2022 Monthly Dividend of $0.16 Per Share of Common Stock
●
Increased Stock Repurchase Program Authorization by 4.3 Million Shares

of Common Stock
●
Estimated Book Value Per Share as of September 30, 2022 of $11.42
●
Estimated GAAP net loss of $2.41 per share for the quarter ended September

30, 2022, including an
estimated $2.66 per share of net realized and unrealized losses on RMBS and derivative instruments
●
Estimated (16.7)% total return on equity for the quarter
●
Estimated book value,

net loss and

total return on

equity amounts are

preliminary, subject

to change,
and subject to review by the Company’s independent registered public accounting firm
●
RMBS Portfolio Characteristics as of September 30, 2022
●
Next Dividend Announcement Expected November 9, 2022
Vero

Beach, Fla.,

October 12,

2022 -

Orchid Island

Capital, Inc.

(the “Company”)

(NYSE: ORC)

announced today

that the
Board of Directors (the “Board”) declared a monthly

cash dividend for the month of October 2022. The dividend

of $0.16 per
share will be paid November 28, 2022 to holders of record of the Company’s common stock on October 31, 2022, with an ex-
dividend date of October 28, 2022. The Company plans on announcing its next common stock dividend on November 9, 2022.
The Company intends to make

regular monthly cash distributions

to its holders of common stock.

In order to qualify as a

real
estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of
its REIT

taxable income,

determined without

regard to

the deduction

for dividends

paid and

excluding any

net capital

gain.
The Company

will be subject

to income

tax on taxable

income that is

not distributed

and to an

excise tax to

the extent that

a
certain percentage

of its

taxable income

is not

distributed by

specified dates.

The Company

has not

established a

minimum
distribution payment level and is not assured of its ability to make distributions to stockholders in the future.
As of

October 12,

2022, the

Company had

33,760,251 shares

of common

stock outstanding.

As of

September 30,

2022, the
Company had 35,066,251

shares of common

stock outstanding.

As of June 30,

2022, the Company

had 35,250,239 shares

of
common stock outstanding,

adjusted for the

Company’s one-for-five reverse stock split

effective August 30, 2022

(the “Reverse
Stock Split”).
Stock Repurchase Program
Today,

the Board

approved an

increase in

the number

of shares

of the

Company’s

common stock

available in

its previously
announced

stock

repurchase

program

(the

“Repurchase

Program”)

for

up

to

an

additional

4.3

million

shares,

bringing

the
remaining authorization under

the Repurchase Program

to approximately 5.0 million

shares, representing approximately 15%
of the Company’s currently outstanding

shares of common stock.

As part of the Repurchase Program, shares may be purchased in open market transactions, block purchases, through privately
negotiated transactions, or

pursuant to any trading plan

that may be adopted

in accordance with Rule 10b5

-1 of the Securities
Exchange Act of 1934,

as amended (the “Exchange

Act”). Open market repurchases

will be made

in accordance with Exchange
Act Rule

10b-18, which

sets certain

restrictions on

the method,

timing, price

and volume

of open

market stock

repurchases.
The timing,

manner,

price and

amount of

any repurchases

will be

determined by

the Company

in its

discretion

and will

be

subject to economic and market

conditions, stock price, applicable legal requirements and

other factors. The authorization does
not obligate the Company

to acquire any particular amount

of common stock and

the Repurchase Program may

be suspended
or discontinued at the Company’s discretion

without prior notice. The Repurchase Program has no termination date.
Estimated September 30, 2022 Book Value

Per Share
The Company’s

estimated book

value per

share as of

September 30,

2022 was

$11.42.

The Company

computes book

value
per share by dividing total stockholders'

equity by the total number of outstanding

shares of common stock. At September

30,
2022, the Company's

preliminary estimated total

stockholders' equity was

approximately $400.4 million with

35,066,251 shares
of common stock

outstanding. These figures

and the resulting

estimated book value

per share

are preliminary, subject to

change,
and subject to review by the Company’s

independent registered public accounting firm.

Estimated Net Loss Per Share and Realized and Unrealized

Gains and Losses on RMBS and Derivative Instruments
The Company estimates it generated a

net loss per share

of $2.41, which includes $2.66 per

share of net realized and

unrealized
losses

on

RMBS

and

derivative

instruments

for

the

quarter

ended

September

30,

2022.

These

amounts

compare

to

total
dividends declared

during the

quarter of

$0.545 per

share, adjusted

for the

Reverse Stock

Split, as

applicable.

Net loss

per
common share calculated under generally accepted accounting principles can, and does, differ from our REIT taxable income.

The Company views REIT taxable income as a better indication of income to be paid in the form of a dividend rather than net loss. Many

components of

REIT taxable

income can

only be

estimated at

this time

and our

monthly dividends

declared are
based on

both estimates

of REIT

taxable income

to be

earned over

the course

of the

current quarter

and calendar

year and

a
longer-term estimate of the

REIT taxable income of

the Company. These figures are preliminary, subject to

change, and subject
to review by the Company’s independent

registered public accounting firm.

Estimated Total

Return on Equity
The

Company’s

estimated

total

return

on

equity

for

the

quarter

ended

September

30,

2022

was

(16.7)%.

The

Company
calculates total return on equity as the

sum of dividends declared and paid

during the quarter plus changes in

book value during
the quarter,

divided by the Company’s

stockholders’ equity at the beginning

of the quarter.

The total return was $(2.395)

per
share, comprised of dividends per share of $0.545 and a decrease in book value per share of $2.94 from June 30, 2022.
RMBS Portfolio Characteristics
Details of

the RMBS

portfolio

as of

September 30,

2022 are

presented

below.

These figures

are preliminary

and subject

to
change and, with

respect to figures

that will appear

in the Company’s

financial statements and

associated footnotes as

of and
for the quarter

ended September

30, 2022,

are subject to

review by the

Company’s

independent registered

public accounting
firm.

●
RMBS Valuation

Characteristics
● RMBS Assets by Agency
●
Investment Company Act of 1940 Whole Pool Test

Results
● Repurchase Agreement Exposure by Counterparty
● RMBS Risk Measures
About Orchid Island Capital, Inc.
Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment
strategy focuses on, and

our portfolio consists of,

two categories of Agency

RMBS: (i) traditional pass-through

Agency RMBS,
such

as

mortgage

pass-through

certificates

and

collateralized

mortgage

obligations

issued

by

Fannie

Mae,

Freddie

Mac

or
Ginnie Mae, and (ii)

structured Agency RMBS. The

Company is managed by

Bimini Advisors, LLC, a

registered investment
adviser with the Securities and Exchange Commission.

Forward-Looking Statements
This press release contains

forward-looking statements within

the meaning of

the Private Securities Litigation

Reform Act of
1995 and other

federal securities laws. These

forward-looking statements

include, but are not

limited to, statements about

the
Company’s distributions and the Repurchase

Program. These forward-looking

statements are based

upon Orchid Island

Capital,
Inc.’s

present expectations,

but these statements

are not

guaranteed to

occur.

Investors should

not place

undue reliance upon
forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors”
section of the Company’s Annual Report

on Form 10-K for the fiscal year ended December 31, 2021.

RMBS Valuation Characteristics
($ in thousands)
Realized Realized
Sep 2022 Jul - Sep Modeled Modeled
Net Weighted CPR 2022 CPR Interest Interest
% Weighted Average (1-Month) (3-Month) Rate Rate
Current Fair of Current Average Maturity (Reported (Reported Sensitivity Sensitivity
Type Face Value Portfolio Price Coupon GWAC Age (Months) in Oct) in Oct) (-50 BPS)
(1)
(+50 BPS)
(1)
Pass Through RMBS
15yr 4.0 $ 408 $ 397 0.01% $ 97.35 4.00% 4.54%

53

126

0.7% 0.8% $ 7 $ (7)
15yr Total 408 397 0.01% 97.35 4.00% 4.54%

53

126

0.7% 0.8% 7 (7)
30yr 3.0 2,601,125 2,281,997 71.29% 87.73 3.00% 3.44%

17

340

5.4% 5.7% 72,204 (74,402)
30yr 3.5 219,548 201,102 6.28% 91.60 3.50% 4.03%

31

320

6.4% 9.7% 5,523 (5,658)
30yr 4.0 277,584 258,719 8.08% 93.20 4.00% 4.72%

15

343

8.2% 7.5% 6,389 (6,881)
30yr 4.5 371,742 354,747 11.08% 95.43 4.50% 5.45%

3

357

2.8% 5.0% 7,137 (7,952)
30yr 5.0 54,797 53,441 1.67% 97.53 5.00% 5.92%

3

358

2.2% n/a 911 (1,049)
30yr Total 3,524,796 3,150,006 98.40% 89.37 3.30% 3.83%

16

341

5.3% 6.1% 92,164 (95,942)
Total Pass Through

RMBS
3,525,204 3,150,403 98.41% 89.37 3.30% 3.83%

16

341

5.3% 6.1% 92,171 (95,949)
Structured RMBS
IO 20yr 4.0 11,312 1,346 0.04% 11.90 4.00% 4.57%

129

104

11.2% 11.6% 6 (7)
IO 30yr 3.0 3,252 409 0.01% 12.58 3.00% 3.64%

92

258

0.7% 29.3% (1) (1)
IO 30yr 3.5 145,785 29,657 0.93% 20.34 3.50% 4.02%

44

310

8.7% 9.5% (398) 274
IO 30yr 4.0 94,055 17,600 0.55% 18.71 4.00% 4.60%

97

254

7.8% 11.3% (409) 305
IO 30yr 4.5 4,052 802 0.03% 19.79 4.50% 4.99%

147

200

10.7% 10.5% (8) 5
IO 30yr 5.0 2,242 460 0.01% 20.52 5.00% 5.36%

147

200

1.6% 3.8% (8) 6
IO Total 260,698 50,274 1.57% 19.28 3.72% 4.27%

70

278

8.3% 10.4% (818) 582
IIO 30yr 4.0 32,609 537 0.02% 1.65 1.51% 4.40%

60

289

0.6% 9.9% 141 (116)
Total Structured

RMBS
293,307 50,811 1.59% 17.32 3.48% 4.29%

69

279

7.5% 10.4% (677) 466
Total Mortgage Assets $ 3,818,511 $ 3,201,214 100.00% 3.31% 3.86%

20

336

5.5% 6.5% $ 91,494 $ (95,483)
Interest Interest
Average Hedge Rate Rate
Notional Period Sensitivity Sensitivity
Hedge Balance End (-50 BPS)
(1)
(+50 BPS)
(1)
5-Year Treasury

Future
(2)
$ (750,500) Dec-2022 $ (16,511) $ 18,056
10-Year Treasury

Ultra
(3)
(174,500) Dec-2022 (10,293) 9,310
Swaps (1,400,000) Jul-2028 (32,894) 31,793
TBA (475,000) Nov-2022 (13,153) 13,841
Swaptions (625,300) Jan-2024 (6,490) 7,544

Hedge Total $ (3,425,300) $ (79,341) $ 80,544
Rate Shock Grand Total $ 12,153 $ (14,939)
(1)
Modeled results from

Citigroup Global Markets

Inc. Yield

Book. Interest rate

shocks assume instantaneous

parallel shifts and

horizon prices are

calculated assuming
constant LIBOR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.
(2)
Five-year Treasury futures contracts were valued

at prices of $107.51 at September 30, 2022.

The market value of the short position was $806.8 million.
(3)
Ten-year Treasury

Ultra futures contracts were valued at prices of $118.48

at September 30, 2022.

The market value of the short position was $206.8 million.
RMBS Assets by Agency Investment Company Act of 1940 Whole Pool Test
($ in thousands) ($ in thousands)
Percentage Percentage
Fair of Fair of
Asset Category Value Portfolio Asset Category Value Portfolio
As of September 30, 2022 As of September 30, 2022
Fannie Mae $ 2,231,699 69.7% Non-Whole Pool Assets $ 140,243 4.4%
Freddie Mac 969,515 30.3% Whole Pool Assets 3,060,971 95.6%
Total Mortgage Assets $ 3,201,214 100.0% Total Mortgage Assets $ 3,201,214 100.0%

Borrowings By Counterparty
($ in thousands)
Weighted Weighted
% of Average Average
Total Total Repo Maturity Longest
As of September 30, 2022 Borrowings Debt Rate in Days Maturity
Daiwa Securities America Inc. $ 305,822 9.9% 3.05% 25 11/3/2022
Merrill Lynch, Pierce, Fenner & Smith 296,050 9.4% 2.81% 15 10/27/2022
Mirae Asset Securities (USA) Inc. 286,438 9.1% 3.02% 52 1/30/2023
Cantor Fitzgerald & Co 234,245 7.5% 3.04% 36 11/16/2022
J.P.

Morgan Securities LLC
223,180 7.1% 2.90% 13 10/26/2022
Mitsubishi UFJ Securities (USA), Inc 206,189 6.6% 3.09% 33 11/8/2022
ED&F Man Capital Markets Inc 200,001 6.4% 3.12% 22 10/24/2022
ABN AMRO Bank N.V. 194,818 6.2% 2.89% 44 11/15/2022
RBC Capital Markets, LLC 173,422 5.5% 2.75% 7 10/13/2022
ING Financial Markets LLC 149,958 4.8% 3.14% 34 11/3/2022
Goldman, Sachs & Co 129,760 4.1% 3.14% 38 11/14/2022
Nomura Securities International, Inc. 123,060 3.9% 3.15% 39 11/14/2022
Santander Bank, N.A. 117,062 3.7% 3.14% 27 10/28/2022
Citigroup Global Markets Inc 111,594 3.6% 2.87% 28 11/3/2022
Wells Fargo Bank, N.A. 101,431 3.2% 2.88% 36 11/14/2022
Bank of Montreal 80,692 2.6% 3.14% 24 10/24/2022
StoneX Financial Inc. 74,348 2.4% 3.14% 24 10/24/2022
ASL Capital Markets Inc. 64,836 2.1% 3.15% 21 10/21/2022
South Street Securities, LLC 38,047 1.2% 3.12% 19 10/19/2022
Lucid Cash Fund USG LLC 22,908 0.7% 2.78% 13 10/13/2022
Total Borrowings $ 3,133,861 100.0% 3.00% 29 1/30/2023
Contact:
Orchid Island Capital, Inc.
Robert E. Cauley
3305 Flamingo Drive, Vero

Beach, Florida 32963
Telephone: (772)

231-1400